UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 1, 2017

FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	000-50728	52-1627106
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Steben & Company, Inc.
9711 Washingtonian Blvd., Suite 400
Gaithersburg, Maryland 20878
(Address of Principal Executive Office)(zip code)

(240) 631-7600
Registrant telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities
On February 1, 2017, Futures Portfolio Fund, Limited Partnership (the "Fund ”) sold Class A and Class B limited partnership interests (“Units”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Class A Units sold on February 1, 2017 was $388,226 in cash and the aggregate consideration for Class B Units sold on February 1, 2017 was $214,400 in cash. The Units were issued by the Fund in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Units were issued privately pursuant to Rule 506 of SEC Regulation D without general solicitation or advertising.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Futures Portfolio Fund, Limited Partnership By: Steben & Company, Inc. General Partner
Date: February 7, 2017	By:
/s/ Kenneth E. Steben
Kenneth E. Steben President of the General Partner